Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

Exhibit 10.4

AMENDMENT No. 1

TO

MASTER LICENSE AGREEMENT

This Amendment No. 1 (this “Amendment”) is made as of June 20, 2023 (the “Effective Date”) by and between CoinDesk Indices, Inc., a Delaware corporation, having its principal place of business at 250 Park Avenue South, 2nd Floor, New York, NY 10003 (“CDI”), and Grayscale Investments, LLC, a Delaware limited liability company, with an office located at 290 Harbor Drive, Stamford, CT 06902 (“Licensee”). Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement (defined below).

WHEREAS, CDI and the Licensee are parties to that certain Master Index License Agreement dated as of January 31, 2022 (the “Agreement”); and

WHEREAS, CDI and Licensee desire to amend certain terms of the Agreement as set forth herein.

NOW THEREFORE, the parties hereby agree as follows:

I. Amendments

1.

Order No. 1, Section 1 (Term of Order) of the Agreement is hereby amended as follows:

End Date: February 28, 2025

2.

Order No. 1, Section 5 (Operational Milestones) of the Agreement shall be amended and restated in its entirety as follows:

CDI shall achieve the following operational milestones by the specified deadlines, or the Fees described in Section 6 of this Order shall be subject to (i) fee discounts specified on the table below, effective as of the date indicated and (ii) Licensee shall have the right to terminate this Order (and the Agreement).

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3.

The Preamble of the Agreement shall be amended to replace the defined term “TradeBlock” with “CDI.” and subsequent references to TradeBlock in the Agreement shall be deemed references to CDI.

II. Ratification of Agreement. Except as expressly amended and provided herein, all of the terms, conditions and provisions of the Agreement are hereby ratified and confirmed to be of full force and effect and shall continue in full force and effect.

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

III. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original against a Party whose signature appears thereon, but all of which together shall constitute but one and the same instrument.

[Signature Page Follows]

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment by their duly authorized representatives as of the Effective Date set forth above.

CoinDesk Indices, Inc.

By:	/s/ Alan Campbell
Name:	Alan Campbell
Title:	President

Grayscale Investments, LLC

By:	/s/ Michael Sonnenshein
Name:	Michael Sonnenshein
Title:	CEO